Exhibit 99.1

Cano Health Announces Leadership Change to Advance Execution of Value Creation Plan

Mark Kent appointed Interim Chief Executive Officer

Dr. Marlow Hernandez has agreed to step down immediately as Chief Executive Officer and remain on the Board of Directors

Launches search to identify permanent CEO and to refresh the Board with additional new independent directors

MIAMI, June 16, 2023 – Cano Health, Inc. (“Cano Health” or the “Company”), a leading value-based primary care provider and population health company, today announced a change in its executive leadership intended to advance execution of the Company’s strategy for stockholder value creation.

Effective immediately, the Company has named current Chief Strategy Officer Mark Kent as Interim Chief Executive Officer while an external search is conducted for a permanent successor. Dr. Marlow Hernandez and the Company’s Board of Directors have agreed that Dr. Hernandez will resign immediately as CEO and will continue to serve on the Board.

“Over nearly 15 years, Dr. Hernandez has pursued a powerful mission to improve patient health by delivering high-quality primary care to predominantly underserved communities,” said Solomon Trujillo, Chairman of the Board. “Guided by that mission, he established Cano Health as one of the only value-based care platforms in the United States capable of delivering superior health outcomes at scale. Now, at this critical inflection point in Cano Health’s trajectory, we have concluded together that we need to identify the right individual to take Cano Health to the next level—a proven operator who, as CEO, can accelerate execution of the Company’s value creation plan to drive sustainable profitable growth for our stockholders.

“On behalf of the entire Board, I would like to thank Dr. Hernandez for all he has done to build this strong platform, which has made healthcare more connected, aligned, and proactive. We look forward to continuing to benefit from his clinical expertise and unique understanding of our patient population as a member of the Board.

“Over the past two months we have been impressed by Mr. Kent’s ability to rapidly integrate and move the team toward constructive change. We are grateful that he has agreed to take on this role on an interim basis, providing continuity for all stakeholders even as we accelerate efforts to improve operations, helping the Company to deliver on its value creation commitments for stockholders.”

“It has been a privilege to lead Cano Health since the beginning and I am so proud of the platform we have built to measurably improve care for those who need it most,” said Dr. Hernandez. “It is of the utmost importance to me that the Company move forward, free of distractions, under the best possible CEO. Mr. Kent is a proven healthcare operator, and having seen the progress he has already driven, I have tremendous confidence that under his leadership the Company will continue to deliver the quality care our patients have come to expect and capitalize on the massive market opportunity for value-based care as the Board seeks the optimal permanent successor.”

Mr. Kent said, “Since joining Cano Health earlier this year, I have been so impressed by Dr. Hernandez’s—and the entire organization’s—heartfelt commitment to transforming healthcare by delivering better outcomes at a lower cost. It is also clear that the Company needs to operate more efficiently to achieve its full potential, and I look forward to dedicating my full attention to executing our strategy to drive sustainable profitable growth and deliver tangible results for all stakeholders.”

In addition, the Board, working with Russell Reynolds’ Board Advisory Group, will advance its ongoing efforts to refresh the Board’s membership over the next several months by adding new independent directors with appropriate experience and backgrounds to enhance the Board’s capabilities and help optimize performance.

About Mark Kent

Prior to joining Cano Health, Mr. Kent founded three startup healthcare companies which help provider practices operate successfully within value-based arrangements; Care Management Resources, Total Health Medical Centers and Your Partners in Health. He has also held numerous senior executive roles, including having served as CEO of Women’s Health Care Hospital in Evansville, Indiana and as CEO & Regional President of all Humana-owned, Florida-based primary care practices, which today are known as Conviva Care Centers.

Mr. Kent is a nurse by training and earned a Master’s in Business Administration from Purdue University. He is double board certified as a Fellow of the American College of Health Care Executives and a Fellow of the American College of Medical Practice Executives. He also proudly serves on numerous national and local boards including the Broward Health Foundation Board.

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 390,000 members. With its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves. Founded in 2009, Cano Health has more than 4,000 employees, and operates primary care medical centers and supports affiliated providers in nine states and Puerto Rico. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,”

“forecasts,” “estimates” or other words or phrases of similar import, including, without limitation, (i) our belief that changing our executive leadership will advance the execution of our strategy for stockholder value creation, including our plans to (A) identify a new permanent CEO to take Cano Health to the next level and accelerate execution of our value creation plan to drive sustainable profitable growth for our stockholders, (B) accelerate our efforts to improve operations to deliver on our value creation commitments for stockholders, (C) operate more efficiently to achieve our full potential, and (D) execute our strategy to drive sustainable profitable growth and deliver tangible results for all stakeholders; (ii) our belief under Mr. Kent’s leadership we will continue to deliver the quality care our patients have come to expect and capitalize on the massive market opportunity for value-based care as we seek the optimal permanent successor as CEO; and (iii) our plans to refresh the Board’s membership over the next several months by adding new independent directors with appropriate experience and backgrounds to enhance the Board’s capabilities and help optimize performance. These forward-looking statements are based on information available to us at the time of this release and our current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based on many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known or unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. It is uncertain whether any of the events anticipated by our forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in our forward-looking statements include, among others, changes in market or industry conditions, changes in the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, the risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or expect to file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at https://www.investors.canohealth.com), as well as reasons including, without limitation, delays or difficulties in, and/or unexpected or less than anticipated results from our efforts to: (i) drive sustainable profitable growth and stockholder value creation and/or operate more efficiently, such as due to lower than expected revenues, higher interest rates, a broad recessionary economic environment, higher than expected operating costs, greater than anticipated competitive factors and/or lower than expected patient utilization rates; (ii) capitalize on the massive market opportunity for value-based care, such as due to higher than expected competition for our patients services, regulatory burdens and/or less than anticipated access to liquidity; and/or (iii) difficulties or delays in identifying and on-boarding new directors. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our risk factor disclosure included in our filings with the SEC, including, without limitation, our 2022 Form 10-K. Investors should evaluate all forward-looking statements made in this release in the context of these risks and uncertainties. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this release. Additionally, the business and financial materials and any other statement or disclosure on or made available through our websites or other websites referenced herein shall not be incorporated by reference into this release.

Media Contact

Kekst CNC

Anntal Silver / Nick Capuano

anntal.silver@kekstcnc.com / nicholas.capuano@kekstcnc.com

Investor Contact

Cano Health IR

investors@canohealth.com

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